Exhibit 10.2

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request.  Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

BioReliance	BioReliance
14920 Broschart Road
Rockville, Maryland 20850-3349 USA
Phone: 301.738.1000 • Fax: 301138.1605
www.bioreliance.com

Proposal for Biodistribution and Repeat Dose Toxicity Studies in Mice

Submitted by:

BioReliance
14920 Broschart Road
Rockville, MD 20850

To:
Cato Research Ltd.
and
Senesco Technologies, Inc

Date
September 5, 2008

THE INFORMATION CONTAINED IN THIS PROPOSAL IS SUBJECT TO THE FOLLOWING RESTRICTIONS:

The information contained herein is submitted upon the understanding that it is privileged or confidential within the meaning of the Freedom of Information Act 5 U_S_C., Sec 552 (b) 4.

Data contained in all pages of this proposal shall not be used or disclosed, except for evaluation purposes

This proposal is valid for the next ninety (90) days from the submission date.

1.0                               Objective: To perform biodistribution and toxicity studies in mice analyzing Senesco test materials eIF-5A DNA and siRNA

2.0                               Scope of Work :

Based on the documentation provided by Cato Research and Senesco, technical meetings and the technical review of BioReliance, the following were determined to be distinct milestones of this project:

I.              Development of DNA QPCR Assay

a.     Design and Development

b.     Characterization and Qualification

c.     Non-GLP Final Report

II.            Development of RNA QPCR Assay

a.     Assay Feasibility

b.     Design and Development

c.     Characterization and Qualification

d.     Non-GLP Final Report

NOTE:   BioReliance recommends initiating Milestone II first. Due to unfamiliarity with the best technology suitable for this project, BioReliance does not guarantee a successful outcome. BioReliance will make best effort to design an assay that can be used in support of the biodistribution study. In case the outcome is unsuccessful (i.e., no assay), BioReliance will consult with Cato to assist in the identification of path forward.

III.           Repeat Dose ***-Day Acute Toxicity Study *** (*** *** of ***, *** of ***, *** and *** and ***); *** ***; *** ***; *** *** and *** on *** ***; ***

IV.           Repeat Dose Toxicity and Biodistribution Study in Mice *** *** (*** *** of ***, *** of ***, *** and ***, ***); *** ***; *** for *** ***; *** on *** *** and *** *** for ***, *** for *** from *** and ***; *** and ***; clinical *** at *** *** (***); *** *** and ***; *** ***; *** ***and*** ***, and ***

V.            Development of Immunoassay for detection of ***

a.     ***

i.        ***

ii.       ***

iii.      ***

b.     ***

i.           ***

ii.          ***

VI.           ***
a.             *** *** to ***
b.             *** of ***
c.             ***
d.             *** to ***

VII.          ***

a.     *** of *** to ***

b.     *** of ***

c.     ***

d.     ***to ***

VIII.        Immunoassay Antibody Detection Sample Analysis

Note:      Any changes to the scope of this study including, but not limited to, design, development, performance, materials andlor equipment are subject to BioReliance change control process, which may result in additional cost to the client.

3.0           Required from Cato Research or Senesco Technologies:

•                  siRNA for Milestones II

•                  Test Samples for Milestones III, IV and V

•                  Purchase Order prior to project commencement

4.0           Deliverables :

•                  GLP final report for Milestones III and IV

Note:      Unless otherwise stated or requested, all studies conducted by BioReliance are performed in compliance with the requirements of the UK and German GLP Regulations, the US FDA Good Laboratory Practice Regulations (21 CFR 58), the Japanese GLP Standard and the OECD Principles of Good Laboratory Practice. BioReliance is fully accredited for GLP.

5.0           Contacts:

BioReliance point of contact for this project that will be:

Diane Brecha

Senior Technical Sales Specialist

(301) 260-7544

Diane.brecha@bioreliance.com

Cato Research point of contact for this project:

Sharon Daily

(732) 241-0480

6.0           Study Costs:

Milestone I:	***
Milestone II:	***
Milestone III:	***
Milestone IV:	***
Milestone V:	***
Milestone VI:	***
Milestone VII:	***
Milestone VIII:	***
Total for Project:	***

Note:        the pricing information provided in this proposal is best estimated of BioReliance based on the details available at this time. The price may vary upon further investigation by BioReliance and additional information provided by Cato Research and Senesco. If the number of tissue samples and/or mice for the project changes the price of testing will change. In this case this holds true, BioReliance will issue an amended proposal.

All data and results generated in this study are confidential and are solely owed by Senesco Technologies, Inc. All information from this study can not be shared with any other entity beside Cato Research without first receiving written permission from Senesco.

All materials relating to eIF-5A and siRNA against eIF-5A, or their detection or modification, employed in this study are owned by Senesco Technologies, Inc. and will be disposed of properly at the conclusion of the study by BioReliance.

By initiating this study neither party grants or implies the transfer of any Intellectual Property to the other party.

7.0           Payment Terms

The project will be billed to responsible party in installments. Invoicing and Payment terms will be discussed with Cato and Senesco at upon finalization of project requirements.

8.0           Cancellation Policy

BioReliance charges a cancellation fee for studies cancelled within 120 days of scheduled study start. The cancellation fee is based on time of cancellation prior to study start as described in the following table:

Months before study start*	Cancellation charge
1 month or less	$	***
2 months	$	***
3 months	$	***
4 months	$	***
Greater than 4 months	No charge

* Study start is defined as first day of dosing.

Once this agreement is signed, a study start date will be agreed to by both BioReliance and the Sponsor

•                  If more than 4 months (120 days) ahead of scheduled animal arrival there is a change to the schedule, this will be at no charge. However, we are not able to guarantee availability of a new slot within a similar time frame, but will work with the Sponsor to find an appropriate time slot.

•                  In all other cases of date changes, a charge of $7,500 per week will be assessed. This change fee is in addition to the cost of the study and will be added to the initial invoice. We will not be able to guarantee availability of a new slot within a similar time frame, but will work with the Sponsor to find an appropriate time slot.

9.0           Risk Assessments and Safety

Any known safety hazards associated with the test articles or reagents supplied for use in these studies must be reported to BioReliance in order to allow a full risk assessment of the study to be conducted. Please be aware that there may be a requirement for licences to import and/or handle certain biological or infectious materials, and it is essential that these be in place before shipment of materials is arranged. Please note that no work shall commence until all relevant risk assessments and licences are in place.

Please also note that for studies under consideration at our UK facilities, BioReliance is required by the UK Health and Safety Executive under European Commission Directive 94151/EC to have a risk assessment of any GMO present in its facility. Therefore, if the material to be supplied is classified as a Genetically Modified Organism (GMO), we request that you inform us of the safety assessment for the test article. Alternatively, if requested by you, BioReliance’s own Genetic Safety Committee can do an assessment for you.

10.0         Signatures

Client:	BioReliance:

/s/ Richard S. Dondero	/s/ Diane Brecha
Name	Name

VP of Research and Development	Sr. Technical Sales Specialist
Title	Title

Confidentiality

This document has been prepared by and remains the sole property of BioReliance. It is submitted to the Client solely for use in evaluating BioReliance’s qualifications and/or quotations concerning the particular projects for which it was prepared. This document is confidential to BioReliance, and the Client agrees to treat the document in accordance with the terms of any Confidentiality Agreements previously signed and, in any event, shall not disclose to any third party without the consent of BioReliance not to be unreasonably withheld.

BioReliance Overview:

BioReliance Corporation is a leading contract services organization, offering more than 1,000 tests or services related to biologics safety testing, in vitro and in vivo toxicology, viral manufacturing and lab animal health diagnostics for the biopharmaceutical and pharmaceutical industries. The Company provides cost-effective services to over 600 clients annually, including most of the largest pharmaceutical and biopharmaceutical companies in the world. BioReliance is headquartered in Rockville, Maryland and has additional facilities in Glasgow, Scotland and Stirling, Scotland.

Experience	• Leader in biologics safety testing, viral clearance, viral manufacturing, genetic toxicology and simian testing

• Global services provided through Rockville, MD; GIasgow and Stirling, Scotland

• More than 140 employees with advanced degrees in science

• Have provided regulatory support for 20% of marketed biologics

• Over 1,000 customers worldwide — 50% of companies that develop biologics perform work with BioReliance

Services	• Biologics Testing - more than 700 testing services for the detection of viral and microbial contaminants

• Toxicology Testing - provider of 100 in vitro and in vivo toxicology services

• Lab Animal Diagnostics - More than 300 full-service diagnostic assays for laboratory animals used in research studies. Services for testing health of animal research models

• Viral Manufacturing - production services for viral vaccines and gene therapy products. Viral oncolytics and cell therapies at all stages of development

Quality &	• Majority of assays are validated.
Regulatory
• GLP and GMP infrastructure and compliance.

• Dedicated QA personnel audit specific steps and procedures during each study.

• Senior personnel available to meet directly with the regulatory authorities, if required, to review study results and data.

• Regulatory advice - regular dialogue with the FDA, EMEA and other

• Regulatory Authorities help ensure the advice we give is up to date and relevant.

• Expert scientists provide technical and regulatory support before, during and after completion of the study.

History of	• 1951 - First commercial supplier of cell cultures
Innovation
• 1955 - First polio vaccine biosafety protocols

• 1960 - First mouse antibody (MAP) test in collaboration with the NIH

• 1978 - First ELISA Dx test for the detection of cytomegalovirus (CMV)

• 1981 — Biosafety protocol for first mammalian derived biologic (Activase)

• 1990 - Developed safety protocol for first gene therapy to enter human clinical trials

• 1994 - First xeno-transplantation safety testing program

• 1997 - Commercial TSE Western Blot offered

• 2000 - First use of molecular quantification for viral infectivity

• 2007 Selected to characterize first US national stem cell banks

• 2007 - Introduction of iNet for real-time sample tracking

• 2007 - HyMy assay for rapid detection of mycoplasma